Certification Pursuant to
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Firsthand Technology Value Fund, Inc. (the “Company”) for the quarter ended September 30, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Kevin Landis and Omar Billawala, as Chief Executive Officer and Chief Financial Officer of the Company, respectively, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 10, 2014

/s/ Kevin Landis
Kevin Landis
Chief Executive Officer

/s/ Omar Billawala
Omar Billawala
Chief Financial Officer